Exhibit 10.65
FIRST AMENDMENT TO SECURITY AGREEMENT
THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is entered into as of December 22, 2011, by and among WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company, as the arranger and administrative agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), and the Grantors listed on the signature pages hereof (the “Grantors”, and each individually, a “Grantor”).
WHEREAS, Agent, Lenders and RealPage, Inc., a Delaware corporation (“Borrower”) are parties to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Grantors and Agent are parties to that certain Security Agreement dated as of September 3, 2009 (as amended, restated, modified or supplemented from time to time, the “Security Agreement”); and
WHEREAS, in connection with the execution and delivery of the Credit Agreement, Grantors have requested that Agent amend the Security Agreement in certain respects as set forth herein and Agent has agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Security Agreement.
2. Amendments to Security Agreement. In reliance upon the representations and warranties of Grantors set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Security Agreement is hereby amended as follows:
(a) Sections 6(a), 6(b), 6(d), 6(e), 6(f) and 6(k) of the Security Agreement are each hereby amended by deleting each reference to “$250,000” and replacing each with “$500,000”.
(b) Section 6(c)(i) is hereby amended and restated in its entirety as follows:
(i) Except to the extent not required by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank maintaining a Deposit Account for such Grantor; provided however, that Control Agreements shall not be required for Deposit Accounts for all Grantors with amounts which in the aggregate for all such Deposit Accounts does not exceed $1,000,000 at any time.

(c) The Schedules to the Security Agreement are hereby amended and restated in their entirety with the Schedules attached hereto.
3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Security Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Security Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
4. Reaffirmation and Confirmation. Each Grantor hereby ratifies, affirms, acknowledges and agrees that the Security Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Grantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Security Agreement or any other Loan Document. Each Grantor hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Grantor in all respects.
5. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and the Loan Parties (with four (4) original copies of this Amendment to follow within two (2) Business Days after the date hereof); and
(b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
6. Representations and Warranties. In order to induce Agent to enter into this Amendment, each Grantor hereby represents and warrants to Agent that:
(a) After giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Grantor is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly relates solely to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);
(b) No Default or Event of Default has occurred and is continuing; and
(c) This Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Grantor and are enforceable against such Grantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

7. Miscellaneous.
(a) Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent (including reasonable attorneys fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Security Agreement as amended hereby.
(b) Governing Law; Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Security Agreement or any other Loan Document, the terms and provisions set forth in Section 23 of the Security Agreement are expressly incorporated herein by reference.
(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
8. Release.
(a) In consideration of the agreements of Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Grantor or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b) Each Grantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Grantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REALPAGE, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial Officer and Treasurer

OPSTECHNOLOGY, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer

MULTIFAMILY INTERNET VENTURES, LLC, a California limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial officer and Treasurer of RealPage, Inc., the Sole Member of Multifamily Internet Ventures, LLC

STARFIRE MEDIA, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer
Signature Page to First Amendment to Security Agreement

REALPAGE INDIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer

A.L. WIZARD, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer

PROPERTYWARE, INC., a California corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer

43642 YUKON INC., a Yukon company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer

eREAL ESTATE INTEGRATION, INC. a California corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and Treasurer
Signature Page to First Amendment to Security Agreement

RP NEWCO LLC, a Delaware limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial Officer and Treasurer of
RealPage, Inc., the Sole Member of
RP Newco LLC

RP NEWCO II LLC, a Delaware limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial Officer and Treasurer of
RealPage, Inc., the Sole Member of
RP Newco II LLC

MULTIFAMILY CLOUD CONSORTIUM LLC, a Delaware limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial Officer and Treasurer of
RealPage, Inc., the Sole Member of Multifamily
Cloud Consortium LLC

REALPAGE PHILIPPINES HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial Officer and Treasurer of
RealPage, Inc., the Sole Member of RealPage
Philippines Holdings LLC
Signature Page to First Amendment to Security Agreement

REALPAGE FORMS LLC, a Delaware limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and
Treasurer

SENIOR-LIVING.COM, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and
Treasurer

MULTIFAMILY TECHNOLOGY SOLUTIONS, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and
Treasurer

MTS NEW JERSEY, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and
Treasurer

MTS CONNECTICUT, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and
Treasurer
Signature Page to First Amendment to Security Agreement

MTS MINNESOTA, INC., a Delaware corporation

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Vice President, Chief Financial Officer and
Treasurer

LEASESTAR LLC, a Delaware limited liability company

By:	/s/ Timothy J. Barker

Name:	Timothy J. Barker
Title:	Chief Financial Officer and Treasurer of
RealPage, Inc., the Sole Member of
LeaseStar LLC
Signature Page to First Amendment to Security Agreement

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent

By:	/s/ Troy V. Erickson

Name:	Troy V. Erickson
Title:	Director
Signature Page to First Amendment to Security Agreement